                              FINANCIAL INVESTORS TRUST

                                 ARISTATA EQUITY FUND
                              ARISTATA QUALITY BOND FUND
                      ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                             370 17th Street, Suite 3100
                               Denver, Colorado  80202

                                  February 22, 1998


General & Account Information:     (800) 642-8595


                         STATEMENT OF ADDITIONAL INFORMATION

    Financial Investors Trust (the "Trust") is an open-end, diversified management investment company with multiple diversified investment portfolios, including the U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Aristata Equity Fund (the "Equity Fund"), the Aristata Quality Bond Fund (the "Bond" Fund), and the Aristata Colorado Quality Tax-Exempt Fund (the "Colorado Bond Fund") (collectively, the "Funds"). This Statement of Additional Information ("SAI") describes the shares of three Funds managed by Tempest, Isenhart, Chafee, Landsdowne & Assoc. ("Tempest, Isenhart"). The Funds are:

         Aristata Equity Fund

         Aristata Quality Bond Fund

         Aristata Colorado Quality Tax-Exempt Fund

    The SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the Funds dated February 22, 1998 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above.



February 22, 1998

                                  TABLE OF CONTENTS


INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
    Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
    Commercial Paper . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
    Corporate Debt Securities. . . . . . . . . . . . . . . . . . . . . . . . 1
    Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . 2
    Reverse Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . . 2
    Variable and Floating Rate Demand and Master Demand Notes. . . . . . . . 2
    Loans of Portfolio Securities. . . . . . . . . . . . . . . . . . . . . . 3
    Mortgage-Related Securities. . . . . . . . . . . . . . . . . . . . . . . 3
    Foreign Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    Depositary Receipts. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    Real Estate Securities . . . . . . . . . . . . . . . . . . . . . . . . . 5
    Investment Company Securities. . . . . . . . . . . . . . . . . . . . . . 6
    Interest Rate Futures Contracts. . . . . . . . . . . . . . . . . . . . . 6
    Stock Index Futures Contracts. . . . . . . . . . . . . . . . . . . . . . 6
    Put Options on Stock Index Futures Contracts . . . . . . . . . . . . . . 7
    Colorado Municipal Obligations and Special Risk Considerations . . . . . 7
    Illiquid Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .13

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .15

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
    Trustees and Officers. . . . . . . . . . . . . . . . . . . . . . . . . .16
    Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
    Distribution of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .19
    Administrator, Bookkeeping and Pricing Agent . . . . . . . . . . . . . .19
    Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .20

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . .20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . .20

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .21
    Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . .22

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
    Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
    Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
    Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . .29
    Yield and Performance Information. . . . . . . . . . . . . . . . . . . .29
    Tax-Equivalent Yield Calculations. . . . . . . . . . . . . . . . . . . .30
    Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . . .31
    Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . .31

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .31


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                                  TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
APPENDIX   KEY TO MOODY'S BOND RATINGS . . . . . . . . . . . . . . . . . . .32
           KEY TO S & P's BOND RATINGS . . . . . . . . . . . . . . . . . . .33


                                         (ii)
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                                 INVESTMENT POLICIES

    The prospectus discusses the investment objectives of the funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the funds may invest, the investment policies and portfolio strategies that the funds may utilize, and certain risks attendant to such investments, policies and strategies.

    BANK OBLIGATIONS (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks, the obligations of which the funds may purchase, is set forth in the prospectus. a certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

    COMMERCIAL PAPER (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the funds is, at the time of investment, (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the funds' adviser, of an investment quality comparable to rated commercial paper in which the funds may invest. See "variable and floating rate and master demand notes."

    CORPORATE DEBT SECURITIES (Equity Fund and Bond Fund). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each fund.

    The ratings of Standard & Poor's Corporation ("S&P"), Moody's investors service ("Moody's"), Inc., and other NRSROs represent their respective opinion as to the quality of the obligations they undertake to rate (a description of S&P's and Moody's ratings is attached hereto as Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, the funds' adviser will consider such event in its determination of whether the fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus and in this SAI.

    It is possible that unregistered securities purchased by a fund in reliance upon Rule 144a under the Securities Act of 1933 could have the effect of increasing the level of the fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

    REPURCHASE AGREEMENTS (All Funds). The funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the funds for purposes of the investment company act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agree upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

    REVERSE REPURCHASE AGREEMENTS (All Funds). A fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price. A fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a fund will maintain in a segregated account cash, or other liquid assets (as determined by the board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

    VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds). The funds may acquire variable and floating rate instruments as described in the prospectus. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a fund will be determined by the adviser under guidelines established by the board of trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the funds. In making such determinations, the adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a fund. The absence of such an active secondary market could make it difficult for a fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

    Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a U.S. government security with a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a floating rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the investment to be paid in more than 397 days, and that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (e) an instrument with a floating rate of interest, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    LOANS OF PORTFOLIO SECURITIES (All Funds). The funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. government securities, other high-grade debt obligations or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular fund.

    The funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

    MORTGAGE-RELATED SECURITIES (Equity and Bond Fund). There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the government national mortgage association ("GNMA") include GNMA mortgage pass-through certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the united states. GNMA is a wholly-owned U.S. government corporation within the department of housing and urban development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the federal national mortgage association ("FNMA") include FNMA guaranteed mortgage pass-through certificates (also known as "FANNIE MAEs") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the federal home loan mortgage corporation ("FHLMC") include FHLMC mortgage participation certificates (also known as "FREDDIE MACS" or "PCS"). FHLMC is a corporate instrumentality of the united states, created pursuant to an act of congress, which is owned entirely by federal home loan banks. Freddie Macs are not guaranteed by the United States or by any federal home loan bank and do not constitute a debt or obligation of the united states or of any federal home loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage but in no event later than one year after it becomes payable.

    FOREIGN SECURITIES (EQUITY FUND AND BOND FUND). As described in the prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The fund does not intend to invest more than 5% of its net assets directly in foreign markets.

    Since funds may invest in securities denominated in currencies other than the U.S. dollar, and since those funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

    Those funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. these contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Depositary receipts (Equity Fund) - the fund may invest up to 10% of its net assets in the securities of foreign issuers in the form of american depositary receipts ("ADRs"), European depository receipts ("EDRs") and other depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as continental depositary receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

    There are certain risks associated with investments in unsponsored ADR and EDR programs. Because the non-U.S. company does not actively participate in the creation of the ADR or EDR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs or EDRs pays nothing to establish the unsponsored facility, as fees for ADR or EDR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

    In an unsponsored ADR or EDR program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

    In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

    REAL ESTATE SECURITIES (Equity Fund). The fund may invest in REITS. Investing in REITS involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the fund will not invest directly in real estate, the fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITS is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Reits' investments are concentrated geographically, by property type or in certain other respects, the REITS may be subject to certain of the foregoing risks to a greater extent. Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage Reits may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITS are also subject to the possibilities of failing to qualify for tax free pass-through of income under the U.S. internal revenue code and failing to maintain their exemptions from registration under the 1940 act.

    Reits (especially mortgage REITS) are also subject to interest rate risks. When interest rates decline, the value of a Reit's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    Investing in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

    INVESTMENT COMPANY SECURITIES (All Funds). The funds may invest in securities issued by other investment companies. Each fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund or by the funds as a whole.

    INTEREST RATE FUTURES CONTRACTS (Bond Fund Only). The fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. treasury bonds, U.S. treasury notes, GNMA certificates and three-month U.S. treasury bills.

    Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and the adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing its net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the adviser expects long-term interest rates to decline, the fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the fund may be unable to control losses by closing its position where a liquid secondary market does not exist.

    STOCK INDEX FUTURES CONTRACTS (Equity Fund). A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

    The fund intends to utilize stock index futures contracts primarily for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices. The fund, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a fund against an increase in prices of stocks which the fund intends to purchase. if the fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The fund also may buy or sell stock index futures contracts to close out existing futures positions. See "interest rate futures contracts" above for more information on the risks of stock index futures contracts.

    PUT OPTIONS ON STOCK INDEX FUTURES CONTRACTS (Equity Fund). The fund may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The fund may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the fund could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

    The adviser expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The fund may liquidate the put options it has purchased by effecting a "closing sale transaction," rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the fund will be able to effect the closing sale transaction. The fund will realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the fund will realize a loss.

    COLORADO MUNICIPAL OBLIGATIONS AND SPECIAL RISK CONSIDERATIONS (Colorado Bond Fund). The ability of this fund to achieve its investment objective depends on the ability of issuers of

Colorado municipal obligations to meet their continuing obligations for the payment of principal and interest.

    The concentration of the Colorado tax-free fund in securities issued by governmental units of only one state exposes the fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

    Many municipal debt obligations, including many lower-rated tax-exempt obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call tax-exempt obligations during periods of declining interest rates. In these cases, if the fund owns a tax-exempt obligation which is called, the fund will receives its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the fund.

    The fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the state of Colorado (the "state") which rely, in whole or in part, on ad valorem real property taxes and subdivisions or (ii) the state. The sources of such information include the official publications of the state, as well as other publicly available documents. The fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.

    ECONOMIC FACTORS. Based on data published by the state of Colorado, office of state planning and budgeting as presented in the Colorado economic perspective, fourth quarter, fiscal year 1997, June 20, 1997 (the "economic report"), nearly 54% of non-agricultural employment in Colorado in 1996 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the state's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the next largest employment sectors in the state, representing approximately 16.3% and 10.3%, respectively, of non-agricultural employment in the state in 1996. The office of planning and budgeting projects similar concentrations for calendar years 1997 and 1998.

    According to the economic report, the Colorado unemployment rate remained unchanged with an average of 4.2% during both 1995 and 1996. Total retail sales increased by 16.7% during 1996. Colorado continued to surpass the employment growth rate of the U.S. with a 3.4% rate of growth for Colorado in 1996, as compared with 2.0% for the nation as a whole. However, the rate of job growth in Colorado is projected in the economic report to be lower in 1997 than 1996 as a result of layoffs at various employers.

    Personal income rose 6.8% in Colorado during 1996, as compared with an increase of 5.5% for the nation as a whole.

    RESTRICTIONS OF APPROPRIATIONS AND REVENUES. The state constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of state general fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "unappropriated reserve"). The unappropriated reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the general fund. For fiscal years 1994 and thereafter, the unappropriated reserve requirement has been set at 4%. In addition to the unappropriated reserve, a constitutional amendment approved by Colorado voters in 1992 requires the state and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "emergency reserve"). The minimum emergency reserve was set at 1% for 1993 and 2% for 1994 and has been set at 3% for 1995 and later years. For fiscal year 1992 and thereafter, general fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total general fund appropriations for the previous fiscal year. This restriction does not apply to any general fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the registered electors of the state voting at any general election. In addition, the statutory limit on the level of general fund appropriations may be exceeded for a given fiscal year upon the declaration of a state fiscal emergency by the state general assembly.

    According to the economic report, the fiscal year 1996 ending general fund balance was $368.5 million, which was $211.8 million over the combined unappropriated reserve and emergency reserve requirements. The 1995 fiscal year ending general fund balance was $488.5 million, or $262.4 million over the required unappropriated reserve and emergency reserve. Based on economic report estimates, the fiscal year 1997 ending general fund balance is expected to be approximately $386.3 million, or $220.3 million over the required unappropriated reserve and emergency reserve.

    On November 3, 1992, voters in Colorado approved a constitutional amendment (the "amendment") which, in general, became effective December 31, 1992, and restricts the ability of the state and local governments to increase revenues and impose taxes. The amendment applies to the state and all local governments, including home rule entities ("districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the amendment.

    The provisions of the amendment are unclear and have required judicial interpretation. Among other provisions, the amendment requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. The amendment also limits increases in government spending and property tax revenues to specified percentages. The amendment requires that district property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes, and (except with regard to school districts) local growth in property values according to a formula set forth in the amendment. School districts are allowed to adjust property tax revenue levies for changes in student enrollment. Pursuant to the amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The amendment limits increases in expenditures from the state general fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for all subsequent fiscal years is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.

    Litigation concerning several issues relating to the amendment has been brought in the Colorado courts. The litigation has dealt with three principal issues: (i) whether districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriation is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the amendment. In September 1994, the Colorado supreme court held that districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of the amendment; in June 1995, the Colorado supreme court validated mill levy increases to pay general obligation bonds issued prior to the amendment provided that such bonds or bonds issued to refund such bonds were voter approved. In later 1994, the Colorado court of appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May 1995, the Colorado supreme court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the amendment; however, the court did not address the issue of how valid enterprises may be created. Many Colorado local governments interpret this decision to mean that a government with taxing power cannot be an enterprise but that a business activity (such as a utility) owned by such a government can be. Additional litigation in the "enterprise" arena may be filed in the future to clarify these issues. The Colorado supreme court has also decided that voters can authorize a government to keep and spend all revenues received in excess of the spending limits. Other aspects of the spending limit are being litigated in district court actions.

    In 1985, the Colorado general assembly passed legislation creating a self-insurance fund and established a mechanism for claims adjustment, investigation and defense, as well as authorizing the settlement and payment of claims and judgements against the state. The general assembly also utilizes the self-insurance fund for payment of the state's workers' compensation liabilities. The state currently maintains self-insurance for claims arising on or after September 15, 1985 under the Colorado governmental immunity act and claims against the state, its officials, or its employees arising under federal law. Valid claims are paid from the risk management fund created for this purpose by the general assembly. Since its inception through June 30, 1997 approximately $49.3 million has been appropriated to the risk management fund for liability claims, other than workers' compensation, substantially all of which amount has been expended or is encumbered for claims and expenses. The state's actuarial estimate of unfunded liability as of June 30, 1996 was approximately $103.9 million, approximately 80% of which is related to workers' compensation liability. The state's risk management fund appropriation for fiscal year 1997-98 is approximately $42.7 million, of which approximately 72.7% is related to workers' compensation liability. Costs of administration of the risk management fund, legal fees and claims are payable from the risk management fund.

    Judgements awarded against the state for which there is no insurance coverage or which are not payable from the state's risk management fund ordinarily require a legislative appropriation before they may be paid. Sovereign immunity is not a defense available to the state in an action based upon contract. Even so, as a general matter, the state takes the position that judgements entered into against the state, except for certain federal civil rights judgements, are payable only to the extent of appropriations therefor.

    The state is a defendant in numerous lawsuits in which the plaintiffs allege that the state has acted negligently or wrongfully. It is the state's position that recoveries in such lawsuits would be limited by the Colorado governmental immunity act. Payment of such judgements, if any, would be payable from insurance, the risk management fund or would require separate appropriations.

    The state is a defendant in the following material litigation:

         - a suit filed by the state of Kansas alleging wrongful conduct in connection with the state's use of interstate water;

         - suits filed by numerous employees of the state seeking compensation for overtime under the federal labor standards act;

         - a suit filed by a group of property owners for alleged actions and inactions of the state with respect to the summitville mining site;

         - a suit filed by the U.S. alleging the filing of false reports regarding allegedly unauthorized flights by the Colorado national guard;

         - a suit filed by certain professors at Metropolitan State college alleging that their salaries have been improperly computed;

         - a suit filed by a certified class of inmates seeking injunctive relief against the state for alleged non-compliance under the Americans with Disabilities Act, an adverse result in which would require the state to implement significant capital improvements or alterations to some or all of 22 state prison facilities; and

         - numerous suits filed or threatened demanding that the state pay for all or a portion of the clean-up of several areas which are alleged to be environmentally unsafe.

    In addition, the state has been threatened with litigation by certain lessees of water located beneath lands owned by the state and by certain property owners alleging misuse of certain environmental clean-up moneys. The monetary damages claimed or expected to be claimed in these pending and threatened suits would exceed the insurance coverage available by a material amount. The state is vigorously defending these suits.

    The state is a defendant in numerous suits involving claims of inadequate, negligent or unconstitutional treatment of prisoners and mental patients. In some of these suits, plaintiffs are seeking or have obtained certification of a class for a class action. Most of these cases involved allegations of actual or punitive damages which may be material. In addition, numerous other cases are pending in which plaintiffs allege that the state has deprived persons of their civil rights. In the aggregate, the monetary damages claimed (actual, punitive and attorney's fees) in these cases would exceed the insurance coverage available by a material amount. However, the state believes it is highly unlikely that there will be actual awards of judgements in material amounts.

    The state is currently a defendant in numerous federal civil rights actions which individually, except as disclosed in the previous paragraph, do not involve material damage claims; however, in the aggregate, such actions could have a material effect on the state.

    Revenues received by the state may be affected by tax appeals brought by taxpayers from various tax assessments. In most instances, the amount of any refunds resulting from such appeals would not be material. The state's revenues may also be affected by claims made by taxpayers for refunds of income taxes previously paid to the state. The amounts of such refund claims, in some instance, may be material.

    According to the economic report, for fiscal year 1996, general fund revenues (adjusted for cash funds that are exempt from the amendment) were $3,941.9 million and program revenues (cash funds) were $1,815.5 million, for revenues totaling $5,757.3 million. During calendar year 1995, population and inflation grew at rates of 4.4% and 2.7%, respectively, for a combined total limit of 7.1%. Accordingly, under the amendment, increases in state expenditures during the 1996 fiscal year could not exceed $6,166.1 million and the actual 1996 general fund and program revenues of $6,124.3 million were under the limit. The limitation for fiscal year 1997 is 5.5% over revenues during the 1996 fiscal year; accordingly, 1997 fiscal year revenues cannot exceed
$6,528.5 million. Fiscal year 1997 revenues are estimated to be approximately $140 million over the limitation. The limitation for the 1998 fiscal year is currently projected to be 5.2% which translates to a revenue limit of approximately $6,946.5 million for fiscal year 1998. The state currently projects that revenues will exceed the amendment limitation for the foreseeable future. There will be a special session of the legislature in October to determine how to refund the surplus for fiscal year 1997. It is possible that in future legislative sessions proposals to reform the state tax structure to minimize such surpluses may be considered. The state will have to refund, or obtain voter approval to retain, the excess over the limitation in 1998.

    There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

    COLORADO STATE FINANCES. As the state experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the governor, reduction of appropriations by the general assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. According to state of Colorado audited finance reports, under generally accepted accounting principles, the state had unrestricted general fund ending balances at June 30 of approximately $133.3 million in fiscal year 1992, $326.8 million in fiscal year 1993, $320.4 million in fiscal year 1994, $408.0 million in fiscal year 1995, and $368.5 million for fiscal year 1996.

    For fiscal year 1996, the following tax categories generated the following percentages of the state's $4,268.7 million total revenues (accrual basis): individual income taxes represented 54.3% of gross fiscal year 1996 receipts; sales, use, and other excise taxes represented 33.2% of gross fiscal year 1996 receipt; and corporate income taxes represented 4.8% of gross fiscal year 1996 receipts. For fiscal year 1997, general fund revenues of approximately
$4,645.8 million and appropriations of approximately $4,553.2 million are projected. The percentages of general fund revenue generated by type of tax for fiscal year 1997 are not expected to be significantly different from fiscal year 1996 percentages.

    DEBT. Under its constitution, the state of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities. The state enters into certain lease transactions which are subject to annual renewal at the option of the state. In addition, the state is authorized to issue short-term revenue

Anticipation Notes. Local government units in the state are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the state can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

    The major risks to a continued economic recovery in Colorado are reduced federal expenditures, particularly in the area of defense, cessation of large public works projects in the state, a drop in tourism caused by the lack of any state-sponsored advertising, and reduced commercial real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues. Additionally, on November 3, 1992, Colorado voters approved an amendment to the Colorado constitution which is commonly referred to as the taxpayer's bill of rights ("Tabor"). Tabor imposes various limits and new requirements on spending by the state of Colorado and all Colorado local governments (each of which is referred to in this section as a "governmental unit"). Any of the following, for example, now requires prior voter approval:
(i) any increase in a governmental unit's spending from one year to the next in excess of the rate of inflation plus a "growth factor," as defined in Tabor;
(ii) any increase in the real property tax revenues of a local governmental unit (not including the state) from one year to the next in excess of inflation plus the appropriate "growth factor"; (iii) any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase for a property class, extension of an expiring tax or tax policy change directly causing a net tax revenue gain; and (iv) except for refinancing bonded indebtedness at a lower interest rate or adding new employees to existing pension plans, creation of any multiple-fiscal year direct or indirect debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. Tabor has already reduced the
financial flexibility of all levels of Colorado government.   In particular,
governmental units dependent on taxes on residential property are being squeezed between Tabor requirements of voter approval for increased mill levies and an earlier state constitutional amendment which has had the effect of lowering the assessment rate on residential property from 21.0% to 10.36% over the past eight years.

    There can be no assurance that these, or other events, will not negatively affect the market value of the securities in the fund or the ability of municipal entities to pay their debt obligations in a timely manner.

    Economic conditions in the state may have continuing effects on other governmental units within the state (including issuers or the Colorado obligations in the fund), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

    ILLIQUID SECURITIES. The funds have adopted a policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the securities act of 1933, as amended ("Securities Acts"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the securities act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    The funds may also invest in restricted securities issued under Section
4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the securities act will be treated as liquid if determined to be liquid by the advisor pursuant to the procedures adopted by the board.

    The commission has adopted Rule 144a, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144a establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the portal system sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the fund to invest, pursuant to procedures established by the board of trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144a which are determined to be liquid based upon the trading markets for the securities.

    The adviser will monitor the liquidity of restricted securities in the funds' portfolio under the supervision of the trustees. In reaching liquidity decisions, the adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the adviser, (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer), and (5) other factors, if any, which the adviser deems relevant. The adviser will also monitor the purchase of Rule 144a securities to assure that the total of all Rule 144a securities held by a funds do not exceed 15% of the fund's average daily net assets. Rule 144a securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 3.

                               INVESTMENT RESTRICTIONS

    The following restrictions restate or are in addition to those described under "Investment Restrictions" in the Prospectus.

    Each Fund, except as indicated, may not:

    (1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

    (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 30% of the current value of its net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of such Fund's total net assets (but investments may not be purchased by a Fund while borrowings from banks exceed 5% of such Fund's net assets);

    (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

    (4) Lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial organizations. All such loans will be collateralized by cash, U.S. Government obligations or other high-grade debt obligations that are maintained at all times in an amount equal to at least 102% of the current value of loaned securities;

    (5) Invest in companies for the purpose of exercising control or management;

    (6) Invest more than 10% of its net assets in shares of other investment companies;

    (7) Invest in real property or mortgage loans (including limited partnership interest but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

    (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

    (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

    (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

    (11) Purchase or retain the securities of any issuer, if the individual officers and Trustees of the Funds, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

    (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

    (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount no more than 2% of the value of the Fund's net asset, may be warrants which are not listed on the New York or American Stock Exchanges;

    (14) Write, purchase or sell puts, calls or combinations thereof, except that the equity and fixed income funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

    (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation; or

    With respect to 75% of its assets, no Fund (except the Colorado Bond
Fund), will invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities). In addition, no Fund will purchase more than 10% of the outstanding voting securities of any one issuer.

    If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and investments in illiquid securities which exceed 15% of net assets will be reduced as promptly as possible to adhere to such limitation. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                                      MANAGEMENT

TRUSTEES AND OFFICERS

    The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk. All of the Trustees were elected at a Special Meeting of shareholders held March 21, 1997.

NAME (AGE)                 PRINCIPAL OCCUPATION**

W. Robert Alexander* (69)  Mr. Alexander, a member of the Board of Trustees
Trustee, Chairman and      since December 1993, is the Chief Executive Officer
President                  of ALPS Mutual Funds Services, Inc. which provides
                           administration and distribution services for proprietary mutual fund complexes. Prior to co-founding ALPS, Mr. Alexander was Vice Chairman of
                           First Interstate Bank of Denver, responsible for
                           Trust, Private Banking, Retail Banking, Cash
                           Management Services and Marketing. Mr. Alexander is currently a member of the Board of Trustees of the Colorado Trust, Colorado's largest foundation as well as a Trustee of the Hunter and Hughes Trusts.
                           Because of his affiliation with ALPS, Mr. Alexander is considered an "interested" Trustee of Financial
                           Investors Trust.

Mary K. Anstine (56)       President/Chief Executive Officer, HealthONE,
Trustee                    Denver, CO; Former Executive Vice President, First
                           Interstate Bank of Denver. Ms. Anstine is currently a Director of the Trust Bank of Colorado, Trustee of the Denver Area Council of the Boy Scouts of
                           America, a Director of the Junior Achievement Board and the Colorado Uplift Board, and a member of the Advisory Boards for the Girl Scouts Mile Hi Council and the Hospice of Metro Denver. Formerly, Ms.
                           Anstine served as a Director of ALPS from October
                           1995 to December 1996; Director of HealthONE; a member of the American Bankers Association Trust
                           Executive Committee; and Director of the Center for Dispute Resolution.

Edward B. Crowder (66)     Mr. Crowder currently operates a marketing concern
Trustee                    with operations in the U.S. and Latin America.  He
                           has previously engaged in business pursuits in the restaurant, oil and gas drilling, and real estate development industries. Mr. Crowder is a former
                           Director of Athletics and head football coach at the University of Colorado.

John R. Moran, Jr. (67)    Mr. Moran is President of The Colorado Trust, a
Trustee                    private foundation serving the health and hospital
                           community in the State of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives.
                           Currently, Mr. Moran is a member of the Board of Directors and Treasurer of Grantmakers in Health; a Director of the Conference of Southwest Foundations;
                           a member of the Treasurer's Office Investment
                           Advisory Committee for the University of Colorado; a Trustee of the Robert J. Kutak Foundation; Director of the Colorado Wildlife Heritage Foundation; and a member of the Alumni Council of the University of Denver College of Law.

------------
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
The following table contains relevant information concerning the Executive Officers of the Trust

NAME                PRINCIPAL OCCUPATION**                      SINCE

William Paston,     Product Development Manager of ALPS Mutual  February 1994
Vice President and  Funds Services, Inc.  Prior to joining
Treasurer (42)      ALPS, Mr. Paston was an associate with
                    Lipper Analytical Services, coordinating that firm's marketing effort in the banking industry.

Steven R. Howard,   Partner, Baker & McKenzie since April       February 1994
Secretary (45)      1991; Secretary, HSBC Funds Trust and HSBC
                    Mutual Funds Trust since 1987.
James V. Hyatt      Mr. Hyatt is General Counsel of ALPS        August 1997
Assistant           Mutual Funds Services, Inc., the
Secretary (47)      Administrator and Distributor.  Prior to
                    joining ALPS, Mr. Hyatt served as Senior
                    Legal Counsel for FMR Corp. and Counsel to
                    Fidelity Management Trust Company.
Jeremy May          [Biography to be added]                     October 1997
Assistant
Treasurer (27)


---------------

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

    Non-interested Trustees of the Trust receive from the Trust a fee in the amount of $1,000 for attending each meeting of the Trustees and $500 for attending each committee meeting and are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.


                                                                               AGGREGATE
                                          PENSION OR                         COMPENSATION
                        AGGREGATE         RETIREMENT         ESTIMATED      FROM THE TRUST
                       COMPENSATION    BENEFITS ACCRUED   ANNUAL BENEFITS      AND FUND
                      FROM THE TRUST    AS PART OF FUND        UPON         COMPLEX PAID TO
                                           EXPENSES         RETIREMENT         TRUSTEES
Mary K. Anstine,       $1,500(1)(2)           $0                $0              $1,000
Trustee
Edwin B. Crowder,      $1,500(1)(2)           $0                $0              $1,000
Trustee
John R. Moran, Jr.,    $1,500(1)(2)           $0                $0              $1,000
Trustee

-----------------

(1) Amount does not reflect a full year of compensation as the Trustee was elected on March 21, 1997. If the Trustee had served for an entire year and attended all regularly scheduled meetings, total Trustee compensation would be $4,500.
(2) Member of the Audit Committee.


ADVISER

    Tempest, Isenhart, Chafee, Landsdowne & Assoc. ("Tempest, Isenhart"), 1380 Lawrence Street, Suite 1050, Denver, Colorado, acts as the investment adviser to the Funds. Tempest, Isenhart manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers and dealers selected by it in its discretion.

    The Investment Advisory contract ("Advisory Agreement") for the Funds became effective on February 20, 1998. Each Advisory Agreement will continue in effect for a two-year period and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund Tempest, Isenhart on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

    The Agreements provide that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its obligations under the Advisory Agreement.

DISTRIBUTION OF FUND SHARES

    Shares of the Funds are offered on a continuous basis through ALPS Mutual Funds Services, Inc. ("ALPS") as Sponsor and Distributor of the Funds. ALPS also serves as administrator and distributor of other mutual funds. As distributor, ALPS acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT

    Pursuant to an Administration Contract, ALPS acts as Administrator for the Funds. ALPS provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, custodian, independent accountants, legal counsel and others. In addition, ALPS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with ALPS. For these services, ALPS is entitled to receive a fee, payable monthly, at the annual rate of 0. % of the average daily net assets of the Funds.

    The Administration Agreements for the Bond Fund, Equity Fund and Colorado Bond Fund were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contracts or interested persons of such parties, at its meeting held on January 20, 1998. At any time, each Administration Agreement is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Administration Agreement upon not more than 60 days written notice to ALPS or by vote of the holders of a majority of the shares of the Fund involved, or, upon 60 days notice, by ALPS.

FEES AND EXPENSES

    As compensation for advisory, management ad administrative services, the Adviser and ALPS (the "Administrator") are paid a monthly fee at the following annual rates:

                                    ADVISORY FEE          ADMINISTRATIVE FEE

Aristata Quality Bond Fund              0.65%                   0.20%*

Aristata Equity Fund                    0.85%                   0.20%*

Aristata Colorado Quality               0.50%                   0.20%*
Tax-Exempt Fund

* Subject to minimum annual fee of $90,000, $180,000 and $60,000 for the Aristata Quality Bond Fund, Aristata Equity Fund and Aristata Colorado Quality Tax Exempt Fund, respectively.

                           DETERMINATION OF NET ASSET VALUE

    As indicated under "Fund Share Valuation" in the Prospectus, each Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading with the exception of certain bank holidays. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment please contact ALPS. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

    Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

    The Funds may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Funds may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act.

    In addition, the Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

    All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                                PORTFOLIO TRANSACTIONS

    Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

    The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

    Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

    The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive such services.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


PORTFOLIO TURNOVER

    Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

    The Adviser has employed and will continue to use a stock selection style based on fundamental research analysis and techniques which focuses on the long-term business, industry, and economic cycle. This long-term cyclical view typically results in a low turnover strategy. Because of this long-term investment perspective and the desire to minimize net short-term capital gains, the Funds generally will not engage in the trading of securities for the purposes of realizing short-term profits. Short-term realized capital gains cannot be eliminated, however, as certain market conditions may, in the Adviser's best judgment, warrant realizing such gains.

    For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The Funds' annual portfolio turnover rates are not expected to exceed 50% for the Bond Fund, 50% for the Equity Fund and 50% for the Colorado Bond Fund.

                                       TAXATION

    The Funds intend to qualify and be treated as regulated investment companies and intend to continue to qualify to be treated as regulated investment companies for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

    Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and ( 3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31, of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

    A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

    Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

    Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends-received deduction from 70 to 50 percent.

    Distributions of net long-term capital gains, if any, designated by the Funds as long- term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

    Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which nevertheless generally will be taxable to them.

    Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders' hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

    The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

    Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisors in this regard.

    Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

    A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisors in this regard.

    Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company, may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

    Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

    The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

    THE COLORADO BOND FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of each Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

    Individuals, trusts, estates, and corporations who are holders of shares of the Colorado Bond Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Colorado Bond Fund to the extent that such distributions qualify as either (1) exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

    To the extent that distributions on shares of the Fund are attributable to sources of income not described int he preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

    There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Bond Fund will be exempt from Colorado property taxes.

    Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Colorado Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                               OTHER INFORMATION

CAPITALIZATION

    The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993 and currently consists of five separately managed portfolios, three of which are discussed in this SAI.

    The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

    In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

VOTING RIGHTS

    Under the Declaration of Trust, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

    The Funds' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

    Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

CUSTODIAN AND TRANSFER AGENT

    Fifth Third Bank has been appointed as the Funds' custodian. Pursuant to a Custodian Agreement, Fifth Third Bank is responsible for holding the Funds' cash and portfolio securities.

    ALPS has been appointed as Transfer Agent for the Funds and will perform dividend disbursing and transfer agency-related services for the Funds.

YIELD AND PERFORMANCE INFORMATION

    The Funds may, from time to time, include their yields, effective yields, tax equivalent yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

    Quotations of yield for the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD=2[(a-b+1 )(6)-1]
                 -------
                   cd


    where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    Quotations of tax-equivalent yield for the Colorado Quality Bond Fund will be calculated by: (a) dividing the portion of the Fund's yield that is exempt from both federal and California state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

    Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

    P(l+T)(n)=ERV

    (where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

    Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

    Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

TAX EQUIVALENT YIELD CALCULATIONS - COLORADO QUALITY BOND FUND

    The Colorado Bond Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax be one minus a stated federal income tax rate, and
(c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

    Tax-Equivalent Yield is based upon the combined state and federal tax rate assumptions of 33% (assuming a 28% federal tax rate and a 5% Colorado tax rate) for the Colorado Quality Bond Fund.

    The following table shows how to translate the yield of an investment that is exempt from both Federal and Colorado personal income taxes into a taxable equivalent yield for the 1997 taxable year. The last four columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Colorado) yield of 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.34% before Federal and Colorado personal income taxes in order to ear a yield after such taxes of 7%.

[INSERT TABLE]


INDEPENDENT ACCOUNTANTS

    Deloitte & Touche LLP serves as the independent accountants for the Funds. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.
Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

REGISTRATION STATEMENT

    This SAI and the Prospectus do not contain all the information included in the Funds' Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

    Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

    The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent accountants appearing therein, namely D&T, are incorporated by reference in this Statement of Additional Information and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The Annual Report to shareholders which contains the referenced statements, is available upon request and without charge.

                                      APPENDIX

                             KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             KEY TO S & P'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.